UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 08, 2014 (Date of earliest event reported)
Hipcricket, Inc. (Exact name of registrant as specified in its charter)

DE (State or other jurisdiction of incorporation)	333-57818 (Commission File Number)	20-0122076 (IRS Employer Identification Number)

110 110th Avenue NE, Suite 410, Bellevue, Washington (Address of principal executive offices)		98004 (Zip Code)
425-452-1111 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On May 8, 2014, Hipcricket, Inc. issued a press release announcing the results of its operations for the fourth quarter and full fiscal year ended February 28, 2014. The full text of the press release is attached as an exhibit to this report.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits
            99.1       Press Release of Hipcricket, Inc. dated May 08, 2014

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 08, 2014	HIPCRICKET, INC. By: /s/ Tom Virgin Tom Virgin Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Hipcricket, Inc. dated May 08, 2014